UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2023
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DUTCH BROS INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-40798	87-1041305
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
110 SW 4th Street			97526
Grants Pass,	Oregon
(Address of principal executive offices)			(Zip Code)
(541) 955-4700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, par value $0.00001 per share	BROS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K previously filed by Dutch Bros Inc. (the “Company”) on January 9, 2023 (the “Initial Form 8-K”) to correct a typographical error in the 2023 preliminary outlook for company-operated shop openings reported in the press release furnished as Exhibit 99.1 to the Initial Form 8-K (the “Press Release”). The Company’s preliminary outlook for the full year 2023 for total system shop openings is expected to be at least 150, of which at least 130 shops will be company-operated, rather than at least 150, of which at least 110 shops will be company-operated, as was reported in the Press Release under the heading “Preliminary Fiscal Year 2023 Outlook.” A corrected version of the Press Release (the “Amended Press Release”), including a disclaimer regarding forward-looking statements, is furnished as Exhibit 99.1 hereto. Except as provided herein, all information in the Initial Form 8‑K remains unchanged.

Item 2.02. Results of Operations and Financial Condition.
On January 9, 2023, the Company announced its preliminary unaudited development and same shop sales results for the fourth quarter and full year ended December 31, 2022, and its preliminary financial outlook for the full year ending December 31, 2023. A copy of the Amended Press Release in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
The information included in Item 2.02 of this Current Report on Form 8-K/A (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release issued by Dutch Bros Inc. on January 9, 2023, as amended on January 12, 2023
104	Cover Page with Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH BROS INC.
(Registrant)

Date:	January 12, 2023	By:	/s/ Charles L. Jemley
Charles L. Jemley
Chief Financial Officer